Exhibit 99.1

Roundtable Secures Enterprise Technology Platform Partnership with Mario Nawfal, the World’s #1 Most-Viewed Journalist

LONDON, July 17, 2026 - Roundtable (Nasdaq: RTB), the only AI-powered, DeFi-enabled enterprise media platform, today announced a comprehensive technology partnership with Mario Nawfal, whose content generates more than 1 billion monthly video views. Under the partnership, Roundtable will power Nawfal’s non-social digital platform, marionawfal.com, including publishing, monetization, syndication and business operations through its fully integrated technology stack.

Nawfal’s legendary portfolio of exclusive, long-form interviews with global business, technology and political leaders will be distributed through his own domain on Roundtable’s Web3 platform. His social media presence on X, including 24/7 global news coverage, will remain unchanged. MarioNawfal.com will serve as his owned-and-operated destination and secure IP vault.

“Roundtable’s platform is undoubtedly transformative for the professional media industry,” said Nawfal, who has emerged as a major force in global news. “Their technology provides advantages only DeFi, AI and on-chain publishing can offer. I believe this platform can help restore independence and influence to high-integrity journalism.”

“The world’s most innovative, passionate, modern journalist is the perfect partner to unveil the features of the world’s most powerful digital media platform, said Roundtable CEO, James Heckman. “In a crowded marketplace, Mario has risen to the top, maintaining his civility and objectivity - and so we’re thrilled to include him with our premium media partners.

“The confidence Roundtable’s team brings, with three decades of major media technology leadership experience, made the decision to platform MarioNawfal.com on Roundtable simple,” said Nawfal’s CEO, Wahid Chammis. “Frankly, no other platform provides the full technology stack, and Roundtable was the only company to invest early enough to fully leverage AI, DeFi and blockchain. As a result, the industry’s most sophisticated media operating system is positioned to help professional media finally control its own assets and destiny.”

About Roundtable (RTB Digital, Inc.)

Roundtable (NASDAQ: RTB) is the world’s only AI/DeFi-powered Enterprise Media Platform, integrating distribution, publishing, monetization, community, syndication and DeFi payment operations. The Web3 platform was developed over years by CTO Eyal Hertzog, inventor of DeFi technology, and co-founder James Heckman, creator of the first social network, blogging platform, premium ad marketplace (PMP), social-targeted ad platform, and led digital strategy for News Corp and Yahoo. For more information, visit rtb.io.

About Mario Nawfal and Citizen Journalism Network (CJN)

Founded by Mario Nawfal, CJN is a leading digital media network and corporate accelerator, which operates a dual-model ecosystem structured around high-impact media and a proprietary venture incubation. CJN is one of the largest decentralized digital broadcasting networks globally, specializing real-time, interactive breaking news, financial markets, and technology. The network generates significant global visibility, facilitating large-scale public engagement and audience capture.

Cautionary Note Regarding Forward-Looking Statements

This press release includes information that constitutes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include statements that are characterized by future or conditional words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” and “continue” or similar words. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such forward-looking statements include statements regarding the timing and effects of the merger transaction and the integration of the business of RTB into the combined post-merger company and the effects of the overall merger transaction and future operations of the post-merger company. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results to differ materially from those expressed in or contemplated by the forward-looking statements, such as the post-merger company being able to maintain its listing on Nasdaq for the common stock, having sufficient capital for its operations and planned business expansion, and developing its business and capturing users for its services. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable laws.

Public Relations Contact:

Mehab Qureshi, RTB Digital, Inc.

+91 90289 77198, press@roundtable.io